SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        October 31, 2000
                                                 -------------------------------



                        ENERGY CONVERSION DEVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                        1-8403                  38-1749884
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(State or Other Jurisdiction         (Commission             (IRS Employer of
of Incorporation)                    File Number)            Identification No.)



 1675 West Maple Road, Troy, Michigan                                48084
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code         (248) 280-1900
                                                     ---------------------------



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         (Former name or former address, if changed since last report)




                                Page 1 of 6 Pages
                              Exhibit Index on Page 3



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



     Energy Conversion Devices, Inc., a Delaware corporation ("Registrant"), submits the following report on Form 8-K.

Item 5.   Other Events
-------   ------------


     On October 31, 2000, the Registrant announced that it had formed a 50-50 joint venture, Texaco Ovonic Hydrogen Systems L.L.C., with Texaco Energy Systems, Inc. to further develop and commercialize the Registrant's proprietary technology to store hydrogen in metal hydrides.

    Attached hereto as Exhibit 99.1 is the press release issued on October 31 by the Registrant and Texaco Energy Systems.


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



                                  EXHIBIT INDEX

Exhibit No.                Description                                 Page No.
-----------                -----------                                 --------

99.1                      Press Release issued by the Registrant          5
                          and Texaco Energy Systems, Inc.  in
                          connection with the formation of Texaco
                          Ovonic Hydrogen Systems LLC


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



                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ENERGY CONVERSION DEVICES, INC.


                                           By: /s/ Nancy M. Bacon
                                              ----------------------------------
                                               Nancy M. Bacon
                                               Senior Vice President

Date: November 3, 2000


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